SUPPLEMENT DATED AUGUST 1, 2013

TO THE PROSPECTUS FOR PACIFIC SELECT FUND

CLASS I AND P SHARES DATED MAY 1, 2013

This supplement revises the Pacific Select Fund Class I and P Shares prospectus dated May 1, 2013, as supplemented May 29, 2013 (the “Prospectus”), and must be preceded or accompanied by the Prospectus. The changes within this supplement apply to the Floating Rate Loan Portfolio and Global Absolute Return Portfolio and are effective as of the date of the supplement. Remember to review the Prospectus for other important information.

All references to Eaton Vance Management are replaced with “Boston Management and Research, doing business as Eaton Vance Investment Managers.” In addition, the following specific references are changed.

Disclosure Changes to the Additional Information About Performance section

In the Manager Changes and/or Investment Policy Changes by Fund subsection, information about the Floating Rate Loan Portfolio is deleted and replaced with the following:

Floating Rate Loan Portfolio: Boston Management and Research (“BMR”) began managing the Fund on August 1, 2013. Eaton Vance Management managed the Fund from May 1, 2010 to July 31, 2013 under the same investment policies as BMR. Another firm managed the Fund before that date under some investment policies that differed from Eaton Vance Management.

The following information about the Global Absolute Return Portfolio is added:

Global Absolute Return Portfolio: BMR began managing the Fund on August 1, 2013. Eaton Vance Management managed the Fund from the Fund’s inception to July 31, 2013 under the same investment policies as BMR.

Disclosure Changes to the About Management section

The name of the sub-adviser to the Floating Rate Loan and Global Absolute Return Portfolios is deleted and replaced with the following: Boston Management and Research, doing business as Eaton Vance Investment Managers (“Eaton Vance”). The description of the sub-adviser is deleted and replaced with the following:

Eaton Vance, a registered investment adviser, has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp. As of March 31, 2013, Eaton Vance and its affiliates had total assets under management of approximately $255 billion.

Form	No. 15-41625-00

PSFSUP0813

SUPPLEMENT DATED AUGUST 1, 2013

TO THE PACIFIC SELECT FUND

STATEMENT OF ADDITIONAL INFORMATION

Dated May 1, 2013

This supplement revises the Pacific Select Fund Statement of Additional Information dated May 1, 2013, as supplemented May 29, 2013 (together, the “SAI”), and must be preceded or accompanied by the SAI. The changes within this supplement are currently in effect. Remember to review the SAI for other important information.

Boston Management and Research, doing business as Eaton Vance Investment Managers, a wholly owned subsidiary of Eaton Vance Corp., replaced Eaton Vance Management as the sub-adviser of the Floating Rate Loan and Global Absolute Return Portfolios.

INFORMATION ABOUT THE MANAGERS

In the Management Firms section, the information regarding Eaton Vance Management is deleted and replaced with the following:

Boston Management and Research, doing business as Eaton Vance Investment Managers (“Eaton Vance”)

Eaton Vance, a registered investment adviser, has been managing assets since 1924 and managing mutual funds since 1931. Eaton Vance is a wholly-owned subsidiary of Eaton Vance Corp.

SECURITIES AND INVESTMENT TECHNIQUES

The Repurchase Agreements section is deleted and replaced with the following:

Repurchase agreements entail a Fund’s purchase of a fund eligible security from a bank or broker-dealer that agrees to repurchase the security at the Fund’s cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The repurchase price is in excess of the Fund’s purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time a Fund is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

If the party agreeing to repurchase should default and if the value of the underlying securities held by a Fund should fall below the repurchase price, a loss could be incurred. A Fund also might incur disposition costs in connection with liquidating the securities. Repurchase agreements will be entered into only where the underlying security is a type of security in which the Fund may invest, as described in the Prospectus and in this SAI.

Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. Repurchase agreements are commonly used to earn a return on cash held in a Fund. When a repurchase agreement is entered into for the purposes of earning income, the Adviser or Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and during the term of the agreement to ensure that its daily marked-to-market value always equals or exceeds the agreed upon repurchase price to be paid to a Fund. The Adviser or Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which a Fund enters into repurchase agreements. For a Fund that is eligible to sell securities short as described in the Prospectus and in this SAI; repurchase agreements may also be used to affect the short sale of a security. Under these circumstances the Adviser or Manager to a Fund monitors the value of the underlying securities at the time the repurchase agreement is entered into and during the term of the agreement to ensure that the daily marked-to-market value of the underlying securities always equals or exceeds at least 95% of the agreed upon repurchase price to be paid to a Fund.

A Fund may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the net assets of a Fund (5% of total assets for the Cash Management Portfolio).

The Reverse Repurchase Agreements and Other Borrowings section is deleted and replaced with the following:

Reverse repurchase agreements, among the forms of borrowing, involve the sale of a debt security held by a Fund to another party, such as a bank or broker-dealer, with an agreement by that Fund to repurchase the security at a stated price, date and interest payment. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement.

A Fund will use the proceeds of a reverse repurchase agreement to purchase other securities. The use of reverse repurchase agreements by a Fund creates leverage which increases a Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, a Fund’s earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Fund will typically enter into a reverse repurchase agreement when it anticipates the interest income to be earned from the investment of the proceeds of the transaction will be greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities purchased by a Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

The Fund typically will segregate or “earmark” assets determined to be liquid by the Fund in accordance with procedures established by the Board of Trustees, equal (on a daily mark-to-market basis) to its obligations under reverse repurchase agreements. With respect to reverse repurchase agreements in which banks are counterparties, the Fund may treat such transactions as bank borrowings, which would be subject to the Fund’s limitations on borrowings. Such treatment would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one third of a Fund’s total assets.

Form	No. 15-41621-00

PSFSAI0813

2